Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of John Hancock Funds II of our reports dated October 8, 2024, October 15, 2024 and October 28, 2024 relating to the financial statements and financial highlights, of each of the funds listed in Appendix A (collectively, the “Funds”), which appear in the Funds’ Annual Report on Form N-CSR for the year ended August 31, 2024. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Policy Regarding Disclosure of Portfolio Holdings” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2024

Appendix A

Fund	Opinion Date
John Hancock Lifestyle Blend Aggressive Portfolio	October 8, 2024
John Hancock Lifestyle Blend Balanced Portfolio	October 8, 2024
John Hancock Lifestyle Blend Conservative Portfolio	October 8, 2024
John Hancock Lifestyle Blend Growth Portfolio	October 8, 2024
John Hancock Lifestyle Blend Moderate Portfolio	October 8, 2024
John Hancock Multimanager 2010 Lifetime Portfolio	October 8, 2024
John Hancock Multimanager 2015 Lifetime Portfolio	October 8, 2024
John Hancock Multimanager 2020 Lifetime Portfolio	October 8, 2024
John Hancock Multimanager 2025 Lifetime Portfolio	October 8, 2024
John Hancock Multimanager 2030 Lifetime Portfolio	October 8, 2024
John Hancock Multimanager 2035 Lifetime Portfolio	October 8, 2024
John Hancock Multimanager 2040 Lifetime Portfolio	October 8, 2024
John Hancock Multimanager 2045 Lifetime Portfolio	October 8, 2024
John Hancock Multimanager 2050 Lifetime Portfolio	October 8, 2024
John Hancock Multimanager 2055 Lifetime Portfolio	October 8, 2024
John Hancock Multimanager 2060 Lifetime Portfolio	October 8, 2024
John Hancock Multimanager 2065 Lifetime Portfolio	October 8, 2024
John Hancock 2010 Lifetime Blend Portfolio	October 8, 2024
John Hancock 2015 Lifetime Blend Portfolio	October 8, 2024
John Hancock 2020 Lifetime Blend Portfolio	October 8, 2024
John Hancock 2025 Lifetime Blend Portfolio	October 8, 2024
John Hancock 2030 Lifetime Blend Portfolio	October 8, 2024
John Hancock 2035 Lifetime Blend Portfolio	October 8, 2024
John Hancock 2040 Lifetime Blend Portfolio	October 8, 2024
John Hancock 2045 Lifetime Blend Portfolio	October 8, 2024
John Hancock 2050 Lifetime Blend Portfolio	October 8, 2024
John Hancock 2055 Lifetime Blend Portfolio	October 8, 2024
John Hancock 2060 Lifetime Blend Portfolio	October 8, 2024
John Hancock 2065 Lifetime Blend Portfolio	October 8, 2024
John Hancock Small Cap Dynamic Growth Fund	October 15, 2024
John Hancock International Small Company	October 15, 2024
John Hancock New Opportunities Fund	October 15, 2024
John Hancock Real Estate Securities Fund	October 15, 2024
John Hancock Alternative Asset Allocation Fund	October 15, 2024
John Hancock Blue Chip Growth Fund	October 15, 2024
John Hancock Equity Income Fund	October 15, 2024
John Hancock Fundamental Global Franchise Fund	October 15, 2024
John Hancock Global Equity Fund	October 15, 2024
John Hancock Small Cap Value Fund	October 15, 2024
John Hancock Emerging Markets Debt Fund	October 28, 2024

John Hancock Disciplined Value Emerging Markets Equity Fund	October 28, 2024
John Hancock Multi-Asset High Income Fund	October 28, 2024
John Hancock Strategic Income Opportunities Fund	October 28, 2024
John Hancock Opportunistic Fixed Income Fund	October 28, 2024
John Hancock Capital Appreciation Fund	October 28, 2024
John Hancock High Yield Fund	October 28, 2024
John Hancock International Strategic Equity Allocation Fund	October 28, 2024
John Hancock Capital Appreciation Value Fund	October 28, 2024
John Hancock Mid Value Fund	October 28, 2024
John Hancock Science & Technology Fund	October 28, 2024
John Hancock U.S. Sector Rotation Fund	October 28, 2024
John Hancock Core Bond Fund	October 28, 2024
John Hancock Health Sciences Fund	October 28, 2024
John Hancock Floating Rate Income Fund	October 28, 2024

3